UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 11, 2021

Date of Report (Date of earliest event reported)

DESKTOP METAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

63 3rd Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On August 11, 2021, Desktop Metal, Inc., a Delaware corporation (the “Company” or “DM”), issued a press release announcing its entry into an Agreement and Plan of Merger, dated as of August 11, 2021 (the “Merger Agreement”), by and among the Company, Texas Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Texas Merger Sub II, LLC., a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and The ExOne Company, a Delaware corporation (“ExOne”), pursuant to which, subject to the terms and conditions set forth therein, (i) Merger Sub I will merge with and into ExOne, with ExOne as the surviving corporation and (ii) Merger Sub II will merge with and into ExOne (the “Mergers”), with Merger Sub II surviving the Mergers as a wholly owned subsidiary of the Company.

The board of directors of each of DM and ExOne have unanimously approved the Merger Agreement and the transactions contemplated thereby.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of ExOne (“ExOne Shares”) issued and outstanding immediately prior to the Effective Time (other than the shares that are owned by DM, ExOne, Merger Sub I or Merger Sub II) will be converted into the right to receive $8.50 per ExOne Share and a number of shares of Class A common stock of DM, $0.001 par value per share (a “DM Share”) equal to an Exchange Ratio subject to adjustment to ensure that (i) the cash consideration in the Mergers does not exceed 45% of the total consideration in the Mergers and (ii) the number of DM Shares to be issued in the Mergers does not exceed 19.9% of the issued and outstanding DM Shares.

The “Exchange Ratio” means:

•	If the Average Stock Price (as defined below) is greater than $9.70, then the Exchange Ratio will be 1.7522;

•	If the Average Stock Price (as defined below) is between (or equal to) $9.70 and $7.94 per share, the initial exchange ratio of 1.9274 will be modified by multiplying such exchange ratio by the quotient of $8.82 divided by the Average Stock Price; or

•	If the Average Stock Price (as defined below) is less than $7.94, then the Exchange Ratio will be 2.1416.

“Average Stock Price” means the average of the volume weighted averages of the trading prices of DM Shares on the New York Stock Exchange on each of the twenty consecutive trading days ending on (and including) the trading day that is three trading days prior to the date of the effective time of the Mergers.

Treatment of Equity

The Merger Agreement provides that, at the Effective Time, each outstanding unvested option to purchase ExOne common stock (“ExOne Unvested Option”) shall be assumed by DM and converted into an option to purchase a number of DM Shares equal to the product obtained by multiplying the number of shares of ExOne common stock subject to such option by the Exchange Ratio. Each outstanding vested option to purchase ExOne common stock (“ExOne Vested Option”) shall be cancelled and the holder thereof shall be entitled to receive the consideration payable to holders of ExOne Shares, minus the relevant exercise price of such ExOne Vested Option (so long as such ExOne Vested Option’s exercise price is less than the consideration to be received). Each award of restricted shares of ExOne common stock subject to the ExOne Change of Control Severance Plan (“ExOne COC RSAs”) shall vest in accordance with the terms of such plan and (i) the shares subject to the vested portion of such ExOne COC RSA shall be cancelled and the holder of such ExOne COC RSA shall be entitled to receive the consideration payable to holders of ExOne Shares and (ii) any remaining unvested portion of the ExOne COC RSA shall be assumed by DM and converted into an award of restricted shares of DM Class A common stock consisting of a number of DM Shares equal to the product of the number of unvested shares of ExOne common stock subject to such ExOne COCR SA multiplied by the Exchange Ratio. Each award of restricted shares of ExOne common stock (“ExOne RSAs”) shall vest and the holder of such ExOne RSA shall be entitled to receive the consideration payable to holders of ExOne Shares. Each award granted under the 2021 Executive Stock Performance Program shall be converted into ExOne Shares (the “ESPP Award”), determined based on actual performance for the portion of the performance period through the Effective Time as determined by the ExOne compensation committee, and such ExOne Shares shall vest in accordance with the ExOne Change of Control Severance Plan and (a) the vested portion of such ExOne Shares shall be entitled to receive the consideration payable to holders of ExOne Shares and (b) the unvested portion of such ExOne Shares shall be subject to service-based vesting terms as provided under the ESPP Award and shall be assumed by DM and converted into an award of restricted shares of DM Class A common stock consisting of a number of DM Shares equal to the product of the number of unvested shares of ExOne Shares subject to the ESPP Award multiplied by the Exchange Ratio.

Conditions to the Merger

The consummation of the Mergers is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of ExOne common stock entitled to vote thereon, (ii) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order by any governmental entity in effect that seeks to enjoin, make illegal, delay or otherwise restrain or prohibits the consummation of the Merger, (iv) NYSE’s approval of the DM Shares to be issued in the Merger being listed on the NYSE, (v) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each of DM and ExOne contained in the Merger Agreement and the compliance by each party with the covenants contained in the Merger Agreement, (vi) delivery of a tax opinion by McGuireWoods LLP, or if McGuireWoods LLP is unable or unwilling to deliver such opinion, of Latham & Watkins LLP, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, for United States federal income tax purposes, the Mergers, taken together, will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended, (vii) the absence of a material adverse effect with respect to each of DM and ExOne and (viii) the registration statement registering the merger consideration becoming effective.

Certain Other Terms of the Merger Agreement

DM, ExOne, and Merger Sub each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by DM and ExOne to conduct their businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger, to refrain from taking certain actions specified in the Merger Agreement and to use commercially reasonable efforts to cause the conditions of the Merger to be satisfied. Subject to certain exceptions, the Merger Agreement also requires ExOne to call and hold a stockholders’ meeting and requires the board of directors of each of ExOne and DM to approve, and recommend approval, as applicable, of the transactions contemplated by the Merger Agreement.

ExOne is restricted from soliciting any acquisition proposals, or engaging in any discussions related to such proposals, although ExOne may engage in discussions related to a superior proposal subject to certain conditions.

ExOne’s board of directors may change its recommendation to its stockholders in response to a superior proposal or an intervening event (each as defined in the Merger Agreement) (after giving DM at least four business days’ notice and an opportunity to negotiate an alternative transaction) or if the board of directors determines that the failure to take such action would constitute a breach of the directors’ fiduciary duties under applicable law.

The Merger Agreement provides for certain termination rights for both DM and ExOne. If either party terminates the Merger Agreement as a result of ExOne’s failure to obtain stockholder approval of the Mergers, or DM terminates the Merger Agreement as a result of ExOne’s breach of any of its representations, warranties, covenants or agreements in the Merger Agreement, which could not or is not cured within 30 days or the outside date specified in the Merger Agreement, then ExOne will be required to pay DM a termination fee of $11,500,000 (the “Termination Fee”) upon the closing of an acquisition of ExOne that is signed within twelve months following such termination. If DM terminates the Merger Agreement as a result of a change in recommendation by the ExOne board of directors prior to the ExOne stockholder approval having been obtained, then ExOne will be required to pay DM the Termination Fee within 2 business days. If the Merger Agreement is terminated as a result of the uncured breach of certain of DM’s covenants, DM will be required to pay the Termination Fee to ExOne within 2 business days.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement.

The foregoing description has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about DM or ExOne or to modify or supplement any factual disclosures about DM or ExOne in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of DM and ExOne made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by DM and ExOne in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to DM’s or ExOne’s SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and should not be relied upon as establishing factual matters.

Support Agreements

In connection with the Merger Agreement, each of Kent Rockwell, the Chairman of ExOne’s Board of Directors, Rockwell Forest Products, Inc. and John Hartner, ExOne’s Chief Executive Officer, entered into a Voting and Support Agreement with DM, Merger Sub I and Merger Sub II (the “Support Agreements”). The Support Agreements generally require that the stockholders party thereto vote in favor of approving the adoption of the Merger Agreement and the Mergers and against any actions that can impede, interfere with or adversely affect the consummation of the Mergers or the performance by ExOne of its obligations under the Merger Agreement. The Support Agreements will terminate upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the delivery of written notice of termination by the stockholders to DM following any amendment, modification, change or waiver to any provision of the Merger Agreement that decreases the amount or changes the form of the Merger Consideration (other than adjustments in accordance with the terms of the Merger Agreement), (c) the Effective Time and (d) upon mutual written consent of the stockholder, DM and the other parties thereto.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by the full text of the Support Agreements.

Item 2.02. Results of Operations and Financial Condition

On August 11, 2021, Desktop Metal, Inc., a Delaware corporation (the “Company” or "DM") issued a press release announcing its financial results for the second quarter of fiscal year 2021. A copy of the press release is attached to this report as Exhibit 99.5.

Item 7.01 Regulation FD Disclosure

On August 11, 2021, Desktop Metal, Inc., a Delaware corporation (the “Company” or “DM”), issued a press release announcing its entry into an Agreement and Plan of Merger, dated as of August 11, 2021 (the “Merger Agreement”), by and among the Company, Texas Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Texas Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and The ExOne Company, a Delaware corporation (“ExOne”), pursuant to which, subject to the terms and conditions set forth therein, (i) Merger Sub I will merge with and into ExOne, with ExOne as the surviving corporation and (ii) Merger Sub II will merge with and into ExOne (the “Mergers”), with Merger Sub II surviving the Mergers as a wholly owned subsidiary of the Company.

On August 11, 2021, copies of the documents furnished as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 were disseminated by the Company in connection with the announcement of the Merger.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

Cautionary Note Regarding Forward Looking Statements

This communication relates to a proposed business combination transaction between Desktop Metal and ExOne. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this communication, including statements regarding the anticipated benefits of the proposed transaction, anticipated impact of the proposed transaction on Desktop Metal’s and ExOne's future results of operations and financial position, the amount and timing of synergies from the proposed transaction, the anticipated closing date, and other aspects of Desktop Metal’s and ExOne's operations or results, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Each of Desktop Metal and ExOne has based these forward-looking statements on current information and their respective management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on Desktop Metal’s and ExOne’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of Desktop Metal or ExOne to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; the ability of Desktop Metal and ExOne to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to Desktop Metal’s business if the transaction is not consummated; successful integration of Desktop Metal’s and ExOne’s businesses and realization of synergies and benefits; the ability of Desktop Metal to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction. A more fulsome discussion of the risks related to the proposed transaction will be included in the proxy statement/prospectus. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this communication of Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and/or other information included in the Form 8-K to be filed by Desktop Metal in connection with the transaction, the Form 10-Q filed with the SEC on August 11, 2021 and such other reports as Desktop Metal has filed or may file with the SEC from time to time. For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to ExOne's reports filed with the SEC, including without limitation the "Risk Factors" and/or other information included in such reports. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Except as required by applicable law, neither Desktop Metal nor ExOne will update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, Desktop Metal intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement of ExOne and a prospectus with respect to shares of Desktop Metal’s Class A common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF DESKTOP METAL AND EXONE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement/prospectus will be mailed to stockholders of ExOne in connection with meeting to be held to request approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Desktop Metal at its website, ir.desktopmetal.com, or from ExOne at its website, investor.exone.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Desktop Metal, ExOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Desktop Metal’s participants is set forth in the proxy statement, filed June 17, 2021, for Desktop Metal’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning ExOne’s participants is set forth in the proxy statement, filed April 1, 2021, for ExOne’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Desktop Metal to Acquire ExOne, Cementing its Leadership in Additive Manufacturing for Mass Production” jointly issued by DM and ExOne on August 11, 2021

99.2	Joint Conference Call Script, dated August 11, 2021

99.3	Investor Presentation, dated August 11, 2021

99.4	Employee Email from Ric Fulop, Chief Executive Officer, dated August 11, 2021

99.5	Press release entitled “Desktop Metal Announces Second Quarter 2021 Financial Results” issued by DM on August 11, 2021

101.1	XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2021	DESKTOP METAL, INC.

	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Corporate Secretary